STATEMENTS OF NET ASSETS AVAILABLE FOR BENEFITS - EBP 002 - USD ($)	Dec. 31, 2025	Dec. 31, 2024
Assets
Investments at fair value	$ 72,622,160	$ 64,252,669
Dividend and interest receivable	31,737	36,970
Employer's contribution receivable	25,187	0
Non-interest bearing cash	32,282	4
Net assets available for benefits	$ 72,711,366	$ 64,289,643